UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 11, 2026
JLL Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Matters

On June 11, 2026, JLL Income Property Trust, Inc. (the "Company") held its annual meeting of stockholders as a virtual meeting (the “Annual Meeting”). Stockholders representing 106,403,096, or 51.19%, of the shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding as of March 13, 2026 (the “Record Date”) were present in person or were represented at the meeting by proxy.

The purpose of this meeting was to consider and vote upon the following three proposals:

1.The election of nine directors to our board of directors for the ensuing year;

2.The three separate proposals to make amendments to our Second Articles of Amendment and Restatement; and

3.The ratification of the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2026.

Each of the nominees received a majority of the votes cast for such nominee, the stockholders ratified the appointment of KPMG LLP, and the proposals to amend the Second Articles of Amendment and Restatement did not receive the required vote of a majority of outstanding shares to be approved. The votes cast with respect to each proposal were as follows:

Proposal 1: Election of Directors

	Votes For	Votes Withheld	Broker Non Votes	Total
Lynn C. Thurber	79,170,739	9,917,574	17,314,783	106,403,096
Mark Denien	85,220,284	3,868,029	17,314,783	106,403,096
Tamara D. Fischer	85,277,309	3,811,004	17,314,783	106,403,096
Bradley J. Gries	79,311,289	9,777,024	17,314,783	106,403,096
Lisa L. Kaufman	79,270,310	9,818,003	17,314,783	106,403,096
Douglas A. Lindgren	85,221,692	3,866,621	17,314,783	106,403,096
Willian E. Sullivan	85,155,998	3,932,315	17,314,783	106,403,096
C. Allan Swaringen	85,065,039	4,023,274	17,314,783	106,403,096
Robin Zeigler	85,262,419	3,825,894	17,314,783	106,403,096

Proposal 2: Charter Amendments

	Votes For	Votes Against	Abstentions	Broker Non Votes	Total
Clarification of Stockholder Voting Right	84,176,701	1,103,938	3,807,674	17,314,783	106,403,096
Stockholder Approval of Mergers and Similar Transactions	83,779,682	1,376,765	3,931,866	17,314,783	106,403,096
Limitations on Board Authority to Amend the Charter	84,139,297	1,290,784	3,658,232	17,314,783	106,403,096

Proposal 3: Ratification of KPMG LLP Appointment

Votes For	Votes Against	Abstentions	Total
102,259,933	946,767	3,196,396	106,403,096

A “broker non vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JLL INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer
Date: June 15, 2026